3Q11 Earnings Conference Call

October 31, 2011


muve
one

Presentation of Financial Information

LEAP

Historical financial and operating data in this presentation reflects the consolidated results of Leap, its subsidiaries and its consolidated joint ventures for the periods indicated. The term "voice services" refers to the Company's Cricket Wireless, Muve Music™ and Cricket PAYGo™ service offerings, and the term "broadband services" refers to the Company's Cricket Broadband service.

This presentation includes financial information prepared in accordance with accounting principles generally accepted in the United States, or GAAP, as well as other financial measures referred to as non-GAAP. The non-GAAP financial measures in this presentation, which include Average Revenue Per User (ARPU), Cost Per Gross Customer Addition (CPGA), Cash Cost Per User (CCU), Calculated Contribution Per User (CCPU), and adjusted operating income before depreciation and amortization (OIBDA), should be considered in addition to, but not as substitutes for, the information prepared in accordance with GAAP. During the fourth quarter of 2010, we changed the method of accounting for regulatory fees and telecommunications taxes from a net to a gross basis in the consolidated statement of operations, such that the Company no longer deducts from service revenues regulatory fees and telecommunications taxes owed and remitted to government agencies and instead includes such amounts in cost of service. This change has been applied retrospectively to the Company's results for service revenues, total revenues, cost of service, ARPU and CCU. For more information regarding this change, and for definitions of the non-GAAP financial measures used in this presentation and reconciliations to the most comparable GAAP measures, please see the information under the heading "Financial Reports – Non-GAAP Financial Measures" in the Investor Relations section of the Leap Wireless corporate website (investor.leapwireless.com).

This presentation also contains forecasts and projections, which are based upon financial and operational information available to the Company on the date hereof. These forecasts and projections speak only as of October 31, 2011, and we undertake no obligation to publicly update or revise these forecasts or projections, whether as a result of new information, future events or otherwise.

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management's current expectations based on currently available operating, financial and competitive information, but are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated in or implied by the forward-looking statements. Our forward-looking statements include our discussions about fiscal year 2011 and future years, our discussions regarding the expected effects of our product and service plan changes, customer and churn activity, competition, our expectations regarding future growth, spending, cash flow, results of operations, customer penetration, and other forecasts and projections, and are generally identified with words such as "believe," "expect," "intend," "plan," "will," "could," "may" and similar expressions. Risks, uncertainties and assumptions that could affect our forward-looking statements include, among other things:

- our ability to attract and retain customers in an extremely competitive marketplace;
- the duration and severity of the current economic downturn in the United States and changes in economic conditions, including interest rates, consumer credit conditions, consumer debt levels, consumer confidence, unemployment rates, energy costs and other macro-economic factors that could adversely affect demand for the services we provide;
- the impact of competitors' initiatives;
- our ability to successfully implement product and service plan offerings, expand our retail distribution and execute effectively on our other strategic activities;
- our ability to obtain and maintain roaming and wholesale services from other carriers at cost-effective rates;
- our ability to maintain effective internal control over financial reporting;
- our ability to attract, integrate, motivate and retain an experienced workforce, including members of senior management;
- future customer usage of our wireless services, which could exceed our expectations, and our ability to manage or increase network capacity to meet increasing customer demand;
- our ability to acquire additional spectrum in the future at a reasonable cost or on a timely basis;
- our ability to comply with the covenants in any credit agreement, indenture or similar instrument governing any of our existing or future indebtedness;
- our ability to effectively integrate, manage and operate our joint venture in South Texas;
- failure of our network or information technology systems to perform according to expectations and risks associated with the upgrade or transition of certain of those systems, including our billing system; and
- other factors detailed in the section entitled "Risk Factors" included in our periodic reports filed with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 filed with the SEC on August 5, 2011 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 which we expect to file shortly with the SEC.

All forward-looking statements included in this presentation should be considered in the context of these risks. All forward-looking statements speak only as of October 31, 2011, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors and prospective investors are cautioned not to place undue reliance on our forward-looking statements.

Agenda

LEAP

- Opening Comments
- Operating Performance
- Financial Results
- Growth Initiatives
- Closing Comments
- Question & Answer Period

Growth Initiatives Deliver Solid Quarter

LEAP

"Our third quarter results reflect the benefits of the devices, service plans and nationwide 3G voice and data network coverage that we have introduced."

- Results demonstrate continued operational progress
  - Net additions improve by approximately 200k Y-O-Y
  - Churn improves by 170 basis points Y-O-Y
  - ARPU improves by over $4.00 Y-O-Y
- Operational performance flows through to improved financial results
  - Service revenues improve by nearly 20% Y-O-Y
  - Adjusted OIBDA improves by over 25% Y-O-Y
  - Adjusted OIBDA margin improves Y-O-Y to 22%
- Four-pronged plan to further growth
  - Increasing distribution within Cricket footprint and through national retail
  - Enhancing device line-up with broad array of smartphone and Muve Music devices
  - Improving customer awareness through new nationwide messaging campaign
  - Expanding unlimited Muve Music service

Operational Results

Voice Business Improves In Line with Company Expectations

LEAP

(in thousands)

Gross Additions	3Q10	2Q11	3Q11
Voice	534	602	623
Broadband	110	21	43
Consolidated	**644**	**623**	**666**

Customer Net Additions/(Loss)

Consolidated	(200)	(103)	10



Voice
Broadband
(172)
(28)
29
(132)
73
(64)
3Q
2010
2Q
3Q
2011

Note: Minor calculation differences in reported numbers due to rounding

- Voice gross additions improve over 17% Y-O-Y and 3% Q-O-Q driven by Company's growth initiatives
  - Y-O-Y voice gross addition growth expected to continue in 4Q11
- Voice customer net additions improve both Y-O-Y and Q-O-Q due to:
  - Improved device portfolio and all-inclusive service plans
  - Successful promotions
  - Continued focus on customer retention
  - Strong uptake of Muve Music service
- Broadband customer net loss reflects:
  - Strategic focus on higher value service plans
  - Reduction in marketing emphasis
  - Higher device prices

Customer Satisfaction Drives Continued Improvements in Churn

LEAP



Voice Churn
6.0%
5.0%
4.0%
3.0%
2.0%
2010
2011
3.6%
3.4%
2.8%
1Q
2Q
3Q
4Q

Churn	3Q10	2Q11	3Q11
Voice	5.2%	3.6%	3.4%
Broadband	7.6%	9.9%	8.8%
Consolidated	**5.5%**	**4.2%**	**3.8%**

- 3Q11 consolidated churn of 3.8%, improved 170 basis points Y-O-Y and 40 basis points Q-O-Q
- 3Q11 voice churn of 3.4%, improved 180 basis points Y-O-Y driven by:
  - Increased retention from upgrading customers
  - Smartphone and Muve Music customer satisfaction
- 3Q11 Q-O-Q Broadband churn reduction:
  - Driven by effect of network management initiatives
  - Expect Broadband churn to level out in 4Q11
- 4Q11 voice churn expected to be near 3Q11 levels

3G Smart Devices Drive Higher ARPU, Lower Churn and Ultimately Improved Lifetime Value

LEAP

3G Smart Devices[1]



ZTE Score

- Smart device billed ARPU ~$55
- ~30% of base on smart device[2]

Feature Phones



Samsung Comment

- Feature phone billed ARPU ~$40
- ~70% of base on feature phone[2]

3G smart device customer churn is ~150 basis points lower than feature phone customer churn

Lifetime value of smart device customer is approximately 2X feature phone customer

(1) Smart devices are smartphones and Muve Music devices which require $55 or greater service plan (excludes Muve Music features phones sold in national retail on a $45 service plan)

(2) Percentage of total voice customer base as of 9/30/11

High Quality 3G Network Provides Foundation for Operational Progress

LEAP

Leap's 3G Milestones


Deployed EVDO Rev 0 across existing network
Began deploying EVDO Rev A across existing network
Completed launch of Broadband in all existing markets
Completed launch of EVDO in A66 markets
Launch of first 3G smartphone
Launch of 3G Muve Music service
2007
2008
2009
2010
2011

Cumulative 3G Revenue and CapEx


3G CapEx
3G Service Revenue
2008
2009
2010
YTD 2011

- 3G network investment made as part of original Auction 66 market builds
  - Delivered industry-leading build-out cost
- Broadband successfully funded operating costs and delivered margin
- 3G devices generated significant revenue and cash flow
- High-quality, 3G data experience improves customer retention

One-third of service revenue now related to 3G network
3G network proven to be a solid investment with attractive return

Managing Broadband for Cash Flow

LEAP

Broadband EOP Subscribers



595
446
382
3Q
2Q
3Q
2010
2011

Broadband Services Operating Metrics			
	3Q10	2Q11	3Q11
ARPU	$33.56	$35.16	$36.77
Churn	7.6%	9.9%	8.8%
CPGA	$183	$180	$89
CCU	$15.68	$16.38	$20.83
Adjusted OIBDA	$12.1M	$25.1M	$15.7M

- Broadband contributed over $115M of adjusted OIBDA since 4Q09
- Service plans and network management initiatives continue to have desired result
  - Revenue yield per gigabyte continues to improve
  - Cash flow covers capital and operating costs of running data network
  - Mitigates cost associated with higher usage customers
- Higher device prices and recent inclusion of national coverage at higher ARPU driving attractive per unit contribution

Financial Results

Revenue Growth Delivered

LEAP

($ in millions)

	3Q10	2Q11	3Q11
Service Revenues	$601	$704	$717
Total Revenues	$638	$761	$763
Adjusted OIBDA[1] (Excluding proxy costs)	$123	$162	$157
Adjusted OIBDA Margin[1] (Excluding proxy costs)	21%	23%	22%
Operating Income (Loss)	($478)	$12	($16)
Operating Income (Loss)[2] (Excluding impairment / other charges)	($0.7)	$12	$8
Cash & ST Investments	$565	$724	$800

- Y-O-Y and Q-O-Q improvements in service revenues driven by:
  - Increase in total customers
  - Uptake of higher-ARPU service plans
- Y-O-Y improvement in adjusted OIBDA reflects:
  - Growth in service revenues
  - Partially offset by increased costs associated with upgrade activity
- Q-O-Q declines in adjusted OIBDA reflect:
  - Subsidies associated with promotions and upgrade activity
- Expect Y-O-Y expansion in adjusted OIBDA margin in 4Q11

(1) Adjusted to exclude $1.0M in 2Q11 and $2.8M in 3Q11 of costs incurred associated with proxy contest and settlement of associated litigation

(2) Adjusted to exclude $477M of non-cash charges recorded in 3Q10 related primarily to impairment of goodwill and the write-off of previously capitalized network expansion costs in construction-in-process and $24M of charges recorded in 3Q11 related primarily to the integration of Cricket and Pocket assets in South Texas

Adjusted OIBDA Margins Reflect Successful Upgrade Activity

LEAP

($ in millions)

	3Q10	% of Service Revenues	2Q11	% of Service Revenues	3Q11	% of Service Revenues
Service Revenues	$ 600.6		$ 704.1		$ 717.3	
Cost of Service - Product	**$ 79.3**	**13%**	**$102.7**	**15%**	**$ 109.2**	**15%**
Cost of Service - Non-Product [1]	135.2	23%	141.5	20%	146.0	20%
Customer Care & Billing	29.2	5%	35.0	5%	32.7	5%
General & Administrative [1] [2] [3]	53.4	9%	50.2	7%	48.8	7%
Gross Operating Margin	*51%*		*53%*		*53%*	
Net Equipment Subsidy [4]	**82.8**	**14%**	**126.2**	**18%**	**144.4**	**20%**
Sales & Marketing [1]	**97.4**	**16%**	**86.9**	**12%**	**79.1**	**11%**
Total	$ 477.3		$ 542.5		$ 560.2	
Adjusted OIBDA[3] (Excluding proxy costs)	$ 123.2	21%	$ 161.6	23%	$ 157.1	22%
Proxy Costs			1.0		2.8	
Adjusted OIBDA			$ 160.7		$ 154.3	

- Product costs up Y-O-Y due to:
  - Higher data and roaming costs associated with higher ARPU service plans
  - Increased telecom taxes and regulatory fees associated with strong uptake of all-inclusive plans
- Net equipment subsidy increased Q-O-Q due to:
  - Successful 3Q11 promotional activity
- Sales and marketing decreased Q-O-Q due to:
  - Cost management initiatives
  - Reduction in Broadband marketing

(1) Excluding share-based compensation included in cost of service, general and administrative and sales and marketing
(2) General and administrative excludes customer care and billing, which is shown separately above
(3) Adjusted to exclude $1.0M in 2Q11 and $2.8M in 3Q11 of costs incurred due to proxy contest and settlement of associated litigation
(4) Net equipment subsidy is cost of equipment less equipment revenues

Note: Minor calculation differences in reported numbers due to rounding

ARPU Improvements Delivered – Growth Expected to Continue

LEAP

Average Revenue Per User


$41.25
$40.15
$37.13
$35.00
3Q
2Q
3Q
2010
2011

- ARPU increased over $4.00 Y-O-Y driven by:
  - Increased adoption of higher ARPU all-inclusive service plans
  - Improved uptake of 3G smartphone and Muve Music devices
  - Increased Broadband service plan pricing
- ARPU growth expected to continue at a similar pace in 4Q11

Customer Statistics	3Q11
Voice base on 3G smart devices	~30%
Total base on plan of $45 or greater	~60%
3G smart device new handset sales	~50%
Base on multiple line account	~35%

* 3G smart devices are smartphones or Muve Music devices

Operating Costs Relatively Flat

LEAP

Cash Cost Per User

	3Q 2010	2Q 2011	3Q 2011
Total CCU	$19.95	$21.83	$23.09


Operating Costs (1)
$17.01
$16.34
$16.87
$10.00
3Q
2Q
3Q
2010
2011


Upgrade Subsidy
Telecom Taxes
3Q
2Q
3Q
2010
2011

(1) Represents component of cash cost per user excluding upgrade subsidy and telecom taxes

- CCU increased Y-O-Y due to:
  - Upgrade activity to smartphone and Muve Music devices
  - Telecom taxes and regulatory fees for all-inclusive service plans
- CCU increased Q-O-Q due to:
  - Successful 3Q11 promotional activity
  - Seasonal increases in voice and data roaming
  - Telecom taxes and regulatory fees for all-inclusive service plans
- 4Q11 CCU expected to be near 3Q11 levels

CPGA Investment Accelerates Higher ARPU Gross Additions

Cost Per Gross Addition



$251
$238
$219
$20.00
3Q
2Q
3Q
2010
2011

- Y-O-Y increase in CPGA due to:
  - Successful 3Q11 promotional activity
  - Increased device subsidy
- Q-O-Q improvement in CPGA due to:
  - Increased gross additions
  - Lower sales and marketing expenses
- 4Q11 CPGA expected to be near 4Q10 levels

Managing Customer Contribution

LEAP

Calculated Contribution Per User


ARPU
$37.13
$40.15
$41.25
Cash Cost Per User
Churn Adjusted CPGA(1)
Calculated Contribution Per User(2)
$19.95
$21.83
$23.09
$12.05
$10.54
$9.04
$5.13
$7.78
$9.12
3Q
2Q
3Q
2010
2011
Unit Contribution Margin(3)
13.8%
19.4%
22.1%

- CCPU improved 78% Y-O-Y and 17% Q-O-Q
- Y-O-Y improvements in ARPU and churn more than offset Y-O-Y increase in CCU
- Continued focus on managing costs to protect margins
- Expect improved unit contribution margin in 4Q11

(1) Churn-adjusted CPGA defined as CPGA multiplied by the churn rate
(2) Calculated Contribution Per User defined as ARPU less CCU less churn-adjusted CPGA
(3) Unit contribution margin defined as CCPU divided by ARPU

Capital Expenditures

LEAP

2011 Total CapEx	Expect total capital expenditures to be between $425M-$475M
2012 Maintenance CapEx	Mid-teens as a percentage of service revenues
2012 LTE CapEx	Expect to deploy LTE across ~25 CPOPS in 2012 at a cost of <$10 per covered POP
~$5 Per Covered POP	~50% of estimated LTE build-out costs already included in 2012 maintenance CapEx projection

- Capital expenditures during the third quarter of 2011 were $103.1 million
- Expect to deploy LTE across ~2/3 of current network footprint over the next 2-3 years at a cost of <$10 per covered POP
  - Approximately half of the projected cost is included in existing maintenance CapEx budget

Balance Sheet Supports Business Needs

($ in millions)

Current Debt Maturity Schedule(1)



Outstanding Principal
Refinanced Principal
Repaid Principal
$1,600
May '11 Financing
$400
$1,350
Nov. '10 Refinancing
$1,100
$1,100
May '09 Refinancing
$900
$1,200
$250
$300
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

- $800M in cash and ST investments, spectrum resources and favorable debt repayment schedule
  - Expect increased cash flows will reduce consolidated leverage ratio on current debt structure
- Total long-term debt of $3.2 billion as of September 2011
  - No near-term maturities
  - Weighted average interest rate is 7.7%(2)
  - No exposure to interest rate volatility

(1) Total principal outstanding – excludes interest payments and $30M non-negotiable promissory note due 2015

(2) Based on face coupon of current outstanding long-term debt. Effective interest rate was 7.70% as of 9/30/11 effective after unamortized debt issuance discounts

Growth Initiatives

Four Pillars of Growth to Drive Increased Penetration

LEAP

Expanded Distribution


cricket

Leap's retail presence is growing

- Approximately 400 new Cricket-branded doors added in 2011 – over 200 more are expected by YE11
- Launched national retail nationwide in September

Enhanced Device Line-up


Samsung Vitality

Improved offerings to increase competitive position

- Expect to end 2011 with 16 handsets – 7 smartphones & 9 feature phones, including 5 Muve Music devices
- As predicted, holiday smartphone priced well below $100

Improved Customer Awareness

cricket your call

Broadened marketing message

- New marketing message to demonstrate Cricket's unique value proposition to value-seeking consumers
- View our new campaign here: http://leapwireless.mediaroom.com/video-gallery

Expansion of Unlimited Music Product

muve MUSIC from cricket

Ground-breaking music service

- Unlimited song downloads, ringtones and ringback tones
- Provides a differentiated service, available nationwide
- Currently available on three handsets

Muve Music Continues to Accelerate

LEAP

(in thousands)

Muve Music Devices



Samsung Suede | *ZTE Score* | *Samsung Vitality*

Muve Music Usage By The Numbers

- Typical Muve customer spends 2-3 hours per day listening to music on their Cricket device
- Since launch, Muve customers have downloaded more than 150 million songs
- On average, Muve customers download ~400 songs per month

- Approximately 270K customers through October
  - Highest customer satisfaction with new product in company history
  - Early churn performance promising
- Currently available on 1 feature phone and 2 smartphones
  - Muve-enabled devices available with $45, $55 or $65 service plans
- Launched Muve Music into more than 1,300 Best Buy and Best Buy Mobile specialty stores nationwide in 3Q11

muve MUSIC from cricket

Cricket Expands Nationwide

LEAP®

CRICKET PAYGo PLANS COMPARISON MONTHLY

VALUE		MUVE	SMARTMUVE
$25/mo	$35/mo	$45/mo	$55/mo
+ 300 US MINUTES	+ 1000 US MINUTES	+ 1,000 US MINUTES	+ 1,000 US MINUTES
+ CALLER ID + VOICEMAIL + CALL WAITING + 3-WAY CALLING + INCOMING SMS/MMS + OUTGOING US SMS/MMS	+ CALLER ID + VOICEMAIL + CALL WAITING + 3-WAY CALLING + INCOMING SMS/MMS + OUTGOING US SMS/MMS	+ CALLER ID + VOICEMAIL + CALL WAITING + 3-WAY CALLING + INCOMING SMS/MMS + OUTGOING US SMS/MMS	+ CALLER ID + VOICEMAIL + CALL WAITING + 3-WAY CALLING + INCOMING SMS/MMS + OUTGOING US SMS/MMS
+ 1X MOBILE WEB	+ 1X MOBILE WEB	+ 3G MOBILE DATA	+ 3G MOBILE DATA ***500MB
		+ MUVE MUSIC	+ MUVE MUSIC

- Cricket products and services launched into key major retailers
  - Launched ~800 out-of-footprint Best Buy stores in 3Q11
  - Expect to launch ~5,500 additional national retail locations by YE2011
  - Products will be available in more than 11,000 national retail locations once expansion is complete
- National retail customers acquired within Cricket's facility-based footprint expected to generate typical margins
  - Customers acquired outside of Cricket's facility-based footprint expected to generate lower margins
  - Coverage provided outside of Cricket's facility-based footprint requires limited CapEx

BEST BUY mobile

Walmart

HSN

DOLLAR GENERAL

Adequate Spectrum Position to Deploy LTE

LEAP

Operating markets have an average of 23 MHz of spectrum including initial reserve for LTE

LTE Milestones


Leap launches R&D market
Expected launch of first Leap LTE trial market
Integrated LTE devices introduced
Device costs begin hitting broadly appealing consumer price points
Expected growth of 4G on prepaid
2010
2011
2012
2013
2014
Expected Leap commercial LTE deployment

3G networks expected to drive majority of value creation prior to 2013

- Existing 3G data networks performing well
- Broadband service continues to contribute cash flow, covering capital and operating costs of 3G network
- Managing capacity well; additional smartphone penetration potential exists

Expect 4G networks to begin to drive value creation beginning in 2013

- LTE introduction and launches remain on track
- First LTE market launch late 2011 and roll out across ~ two-thirds of network over next 2-3 years
- Competitive 4G device pricing expected in mid to late 2012

Closing Comments

Business is Well Positioned

LEAP

"We believe that our solid balance sheet and strong operating results provide us with the foundation to continue to support our growing operations and to fund our current business initiatives."

- Customer operational metrics continuing to move in right direction
  - Existing customers have upgraded and migrated at unprecedented rates
  - Voice gross additions improving Y-O-Y
  - ARPU trending up and churn continues to improve on Y-O-Y basis
  - Strong uptake of higher-ARPU smartphone and Muve Music service plans
- Four pillars of growth expected to provide increased penetration
  - Continuing to expand branded doors – national retail expansion unfolding
  - Enhanced device line-up – sub $100 holiday smartphone
  - Improved customer awareness – "Your Call"
  - Expansion of Muve Music – 3 devices and more to come
- Business strategically positioned to deliver value
  - LTE introduction and launches on track
  - Solid balance sheet, cash and spectrum resources

Question & Answer Period

Current Outlook

Outlook Discussed on 3Q11 Earnings Conference Call
Y-O-Y voice gross addition growth expected to continue in 4Q11
Expect Broadband churn to level out in 4Q11
4Q11 voice churn expected to be near 3Q11 levels
Expect Y-O-Y improvement in adjusted OIBDA margins in 4Q11
ARPU growth expected to continue at a similar pace 4Q11
4Q11 CCU expected to be near 3Q11 levels
4Q11 CPGA expected to be near 4Q10 levels
Expect improved CCPU unit contribution margin in 4Q11
2012 maintenance capital expenditures expected to be in the mid-teens as a percentage of service revenue
Expect to deploy LTE across ~25 CPOPS in 2012 at a cost of <$10 per covered POP - ~50% of estimated LTE build-out costs already included in 2012 maintenance CapEx
Expect to deploy LTE across ~2/3 of current network footprint over the next 2-3 years at a cost of <$10 per covered POP - Approximately half of the projected cost is included in existing maintenance CapEx budget
Over 200 new Cricket branded doors are expected by YE11
Expect to launch ~5,500 additional national retail locations by YE2011

Appendix

LEAP

Voice Services Operating Metrics			
	3Q10	2Q11	3Q11
ARPU	$37.61	$40.64	$41.60
Churn	5.2%	3.6%	3.4%
CPGA	$227	$253	$249
CCU	$20.51	$22.37	$23.26
Adjusted OIBDA	$111.1M	$135.5M	$138.6

Broadband Services Operating Metrics			
	3Q10	2Q11	3Q11
ARPU	$33.56	$35.16	$36.77
Churn	7.6%	9.9%	8.8%
CPGA	$183	$180	$89
CCU	$15.68	$16.38	$20.83
Adjusted OIBDA	$12.1M	$25.1M	$15.7M